exhibit 10.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (the "Agreement") is dated the 1st day of February, 2013 between AgFeed USA, LLC (formerly known as M2 P2, LLC); TS Finishing, LLC; New York Finishing, LLC; Pork Technologies, LC; New Colony Farms, LLC; Heritage Farms, LLC; Heritage Land, LLC; Genetics Operating, LLC; M2P2 Facilities, LLC; MGM, LLC; M2P2 General Operations, LLC; New Colony Land Company, LLC; M2P2 AF JV, LLC; and Midwest Finishing, LLC (hereinafter referred to as "Borrower") and FARM CREDIT SERVICES OF AMERICA, FLCA and PCA ("Lender").

RECITALS

A. The Borrower is indebted to Lender under the following loan facilities (collectively the "Loans") pursuant to that certain Credit Agreement dated as of June 6, 2006, as the same has since been amended by eighteen separate amendments executed prior to the date of this Agreement (the "Credit Agreement"):

Loan Facility A ($64,700,000.00),

Loan Facility F ($9,544,610.50)

B. The Borrower's obligations to the Lender under the Loans, as evidenced by the Credit Agreement are secured as provided in one or more security agreements, mortgages, and other related security documents between Borrower and Lender (the Credit Agreement, the foregoing security documents together with all other documents related thereto being collectively referred to herein as the "Credit Documents").

C. The Borrower acknowledges it is in default of its obligations to Lender under provisions of the Credit Documents as follows: (i) maturity of all amounts due under Credit Facility A on the date of this Agreement; (ii) use of loan funds for the purchase of pigs feed and other expenses in connection with the hog feeding operation of Midwest Finishing, LLC which is not a Borrower under the Credit Agreement; (iii) after giving effect to the arbitration award in favor of Hormel Foods Corporation on or about January 9, 2013 the Borrower is in default of the following terms under the Credit Agreement: a) Section 6.11.3 Tangible Net Worth requirements; b) Section 6.11.1 Working Capital requirement; and c) Section 6.11.5 EBITDA requirement (collectively referred to herein as the "Existing Events of Default").

D. Borrower acknowledges it has received notice dated December 14, 2012 that their Loans are distressed under provisions of the Farm Credit Act, as amended (Distressed Loan Notice) and that Borrowers' restructuring request submitted to Lender on or about January 5, 2013 has been denied by Lenders written response dated January 28, 2013.

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NOW, THEREFORE, in consideration of the facts set forth in these Recitals, which the parties agree are true and correct, and in consideration for entering into this Agreement the parties hereto agree as follows:

1.                  Acknowledgment of Debt. The Borrower acknowledges that the principal balance and accrued and unpaid interest (as of the date specified) owed on each of the Loans is as identified on the attached Exhibit "A".

In addition to said principal and interest, the Lender has incurred and in the future may incur costs and legal expense in connection with the Loans, which amounts are or will be, due and payable by the Borrower in accordance with the terms of the Credit Documents. The Borrower acknowledges due execution and delivery of the Credit Documents, and acknowledges that the same and the Loans are valid and enforceable by the Lender against the Borrower in accordance with their terms.

2.                  Forbearance Period. Beginning on the Effective Date of this Agreement and ending on the earlier of an Event of Default (as defined below) or March 1, 2013 (the "Forbearance Period"), the Lender agrees that it will take no action to enforce its default remedies under the Credit Documents provided that nothing herein will require Lender to cancel any default or other notices sent to Borrower prior to the date of execution of this Agreement by Borrower. During the Forbearance Period, the Borrower will formulate a plan for addressing the covenant defaults and the amounts due under the Hormel arbitration award affecting its obligations to Lender, and will present such plan to the Lender no later than the end of the Forbearance Period. Notwithstanding the forbearance herein, Lender reserves all its rights set forth in the Credit Documents and under applicable law, including the right to act on any and all defaults and to take any other action it deems appropriate to protect its rights after the Forbearance Period or upon any default by Borrower under this Agreement.

If, at the end of the Forbearance Period, the Loans have not been paid and satisfied in full or if Borrowers have not submitted any plan to Lender addressing the covenant defaults, Lender shall be immediately entitled to take enforcement actions permitted under the Credit Agreement, the other Credit Documents and applicable laws and principles of equity, all without further notice or demand in respect of the existing covenant defaults or any new event of default then existing.

3.                  Effective Date. The Effective Date of this agreement shall mean the later of: a) the date this Agreement is executed by all parties to the Agreement; and b) the date all conditions precedent have been fully completed.

4.                  Conditions Precedent. The following conditions shall be satisfied prior to the Effective Date:

a.                   Borrower agrees to cause Midwest Finishing, LLC (a wholly owned subsidiary of AgFeed USA, LLC) to execute this Agreement and an Amendment to the Credit Agreement to add Midwest Finishing, LLC as a Borrower assuming all obligations under the Credit Agreement and pledging all of its assets as collateral.

5.                  Conditions During Forbearance Period. From and after the Effective Date the Borrowers agree to the following conditions in addition to all conditions under the Credit Agreement:

5.1              The loan will remain in default status and interest will accrue at the default interest rate.

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5.2              Borrower will submit a current Borrowing Base report calculated as of each Friday which will be due on or before Wednesday of the week following the date of each calculation.

5.3              Borrower will submit a cash flow projection for the next thirteen weeks calculated as of each Friday which will be due on or before Wednesday of the week following the date of each projection.

5.4              Borrower agrees that an outside consultant will be retained by Lender to assist in analyzing the Borrower's business and financial records subject to the terms and conditions identified in the Nineteenth Amendment to the Credit Agreement. Borrower agrees to fully cooperate with Carl Marks Advisory Group LLC ("Consultant") by providing business records and information requested by Consultant.

5.5              Borrower agrees to promptly reimburse Lender all amounts Lender pays to outside legal counsel to represent and advise Lender in connection with Borrowers' loan, including without limitation, this Agreement, any Amendments to the Credit Agreement, representation related to the Consultant, representation related to Hormel Food Corporation Arbitration Award and its assertion of a setoff against various loan collateral

5.6              The Borrower will not distribute any profits, make any loans, declare or pay any dividends, distribute earnings, allow any draws, or make other distributions to its shareholders or equity holders of Borrower or apply any assets to the redemption, retirement, purchase or other acquisition of any such equity interests except for transactions solely between entities that are Borrowers and except monies for the payments for Corporate Overhead paid by AgFeed USA, LLC to or at the direction of AgFeed Industries, Inc. Corporate Overhead will be limited to $468,750.00 per month for the months of January and February 2013.

5.7              Borrower agrees that any Patronage payable to Borrower by Lender or any participating Lender under any Patronage plan will be applied to Credit Facility F as a special principal payment which will not reduce the regularly scheduled principal and interest payments.

5.8              In addition to any other reports required to be provided Lender under the Credit Agreement, Borrower agrees to provide Lender with accounts receivable and accounts payable aging reports together with a profit and loss summary in form acceptable to Lender monthly, due the first of each month.

6.                  Additional Collateral. In consideration for Lender extending the Forbearance described herein, Borrower agrees to cause Midwest Finishing, LLC to join in an Amendment to the Credit Agreement to pledge all of its assets as collateral.

7.                  Management of Business. Borrower acknowledges that it is the obligation of Borrower, acting through its duly authorized representatives, to manage the ongoing business of the Borrower and that Lender has not participated in or directed any of the management of the Borrower.

8.                  Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default under this Agreement:

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8.1              Violation of Agreement. Borrower shall fail to comply with any term or condition of this Agreement,

8.2              Further Default Under Credit Document. There shall be any further Event of Default under the Credit Documents (other than the "Existing Events of Default").

9.                  Remedies. Upon the occurrence of an Event of Default (i) the entire unpaid balance of the Loans, including all unpaid principal, accrued interest, default charges and costs and expenses incurred by Lender in connection with the Loans, including attorney fees shall be immediately due and payable by Borrower, (ii) the Forbearance Period shall, at the option of Lender, terminate and Lender may, in its sole discretion, and without further demand or notice to Borrower, protect and enforce all of its legal, contractual and equitable rights and remedies under the Credit Documents, or this Agreement.

Each and every power or remedy herein specifically given shall be in addition to every other power or remedy, existing or implied, given now or hereafter existing at law or in equity, and each and every power and remedy herein specifically given or otherwise so existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lender, and the exercise or the beginning of the exercise of one power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission of Lender in the exercise of any right or power accruing hereunder shall impair any such right or power or be construed to be a waiver of any default or acquiescence therein.

10.              Waiver and Release. To the extent any claims or defenses may exist, each Borrower, on behalf of themselves and their respective successors and assigns, hereby forever and irrevocably release Lender and its respective officers, representatives, agents, attorneys, employees, predecessors, successors, and assigns, from any and all such claims and defenses, whether known or unknown arising out of any acts or omissions occurring prior to the date of this Agreement.

11.              Effect of Agreement. Except as expressly provided in this Agreement, the Credit Documents remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any security interest or lien securing the Loans; (ii) waive or impair any rights, powers or remedies of the Lender under the Credit Documents; or (iii) constitute an agreement by the Lender or require it to extend the Forbearance Period, or grant additional forbearance periods.

12.              Miscellaneous.

12.1          Recitals Incorporated. The Recitals set forth at the beginning of this Agreement are deemed incorporated herein, and the parties hereto represent they are true, accurate and correct.

12.2          Advice from Independent Counsel. The parties hereto understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party hereto represents to the others that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

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12.3          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

12.4          Severability. If any provision of this Agreement shall be invalid, illegal or otherwise unenforceable, such provision shall be severable from the remainder of such agreement and the validity, legality and enforceability of the remaining provisions shall not be adversely affected or impaired thereby and shall remain in full force and effect.

12.5          Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

12.6          Entire Agreement. This Agreement, together with the Credit Documents set forth the entire agreement between the parties pertaining to the transactions contemplated by this Agreement. This Agreement may be amended or modified only by a written instrument signed by the party against which enforcement is sought.

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IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed and delivered as of the date and year first above written.

BORROWER:

AgFeed USA, LLC (formerly known as M2 P2, LLC)
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

TS Finishing, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

New York Finishing, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Pork Technologies, LC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer
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New Colony Farms, LLC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Heritage Farms, LLC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Genetics Operating, LLC
By: M2P2 General Operations, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

M2P2 Facilities, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

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MGM, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

M2P2 General Operations, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

New Colony Land Company, LLC
By: M2P2 Facilities, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Heritage Land, LLC
By: M2P2 Facilities, LLC, its Managing Member
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer
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M2P2 AF JV, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer

Midwest Finishing, LLC
By: AgFeed USA, LLC, its Managing Member
By: AgFeed Industries, Inc., its Managing Member
By: /s/ Gerry Daignault Gerry Daignault, Chief Financial Officer
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LENDER:
Farm Credit Services of America, PCA
Farm Credit Services of America, FLCA
By: /s/ Brian Frevert Brian Frevert, Vice President

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Exhibit A

LOAN FACILITY A	CURRENT PRINCIPAL BALANCE	INTEREST PAYOFF	EFFECTIVE DATE
FACILITY A	$56,360,242.55	$257,167.70	01/31/2013
FACILITY F	$9,544,610.50	$31,815.37	01/31/2013

A-1